                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE
                              FIRST MORTGAGE BONDS
                      SERIES EEE, 6.65%, DUE JUNE 15, 2006
                 (REGISTERED UNDER THE SECURITIES ACT OF 1933)
                                      FOR
                      ALL OUTSTANDING FIRST MORTGAGE BONDS
                      SERIES EEE, 6.65%, DUE JUNE 15, 2006
                                       OF
                                PSI ENERGY, INC.
                           PURSUANT TO THE PROSPECTUS
                             DATED OCTOBER   , 2001
--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON NOVEMBER   , 2001, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                       LASALLE BANK NATIONAL ASSOCIATION

             BY REGISTERED OR CERTIFIED MAIL:                     BY OVERNIGHT DELIVERY OR HAND:

            LaSalle Bank National Association                   LaSalle Bank National Association
                 135 South LaSalle Street                            135 South LaSalle Street
                        Suite 1960                                          Suite 1960
                 Chicago, Illinois 60603                             Chicago, Illinois 60603

           Attn: Corporate Trust Administration                Attn: Corporate Trust Administration

                 TO CONFIRM BY TELEPHONE                             FACSIMILE TRANSMISSIONS:
                   OR FOR INFORMATION:                                    (312) 904-2236
                      (312) 904-5619

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

    This Letter of Transmittal is to be completed by holders of Old Bonds (as defined below) if Old Bonds are to be forwarded herewith. If tenders of Old Bonds are to be made by book-entry transfer to an account maintained by LaSalle Bank National Association (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" in the Prospectus and in accordance with the Automated Tender Offer Program ("ATOP") established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP. DTC Participants that are accepting the exchange should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the exchange as to the execution and delivery of a Letter of Transmittal by the Participant identified in the Agent's Message. DTC Participants may also accept the exchange by submitting a notice of guaranteed delivery through ATOP.

    Holders of Old Bonds whose certificates (the "Certificates") for such Old Bonds are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Bonds according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. SEE INSTRUCTION 1. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                    ALL TENDERING HOLDERS COMPLETE THIS BOX:

-----------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF OLD BONDS TENDERED
-----------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                               OLD BONDS TENDERED
                 (PLEASE FILL IN, IF BLANK)                                (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         PRINCIPAL AMOUNT
                                                                CERTIFICATE      PRINCIPAL AMOUNT      OF OLD BONDS TENDERED
                                                                NUMBER(S)*         OF OLD BONDS*       (IF LESS THAN ALL)**
                                                              ---------------------------------------------------------------
                                                              ---------------------------------------------------------------
                                                              ---------------------------------------------------------------
                                                              ---------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL AMOUNT
                                                                 TENDERED
-----------------------------------------------------------------------------------------------------------------------------
   * Need not be completed by book-entry holders.
  ** Old Bonds may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof. All Old Bonds held shall be deemed tendered unless a lesser number is specified in this column.

                                  (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

  / / CHECK HERE IF TENDERED OLD BONDS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE
      EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
    Name of Tendering Institution
    DTC Account Number
    Transaction Code Number

  / / CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD BONDS ARE BEING DELIVERED
      PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
    Name of Registered Holder(s)
    Window Ticket Number (if any)
    Date of Execution of Notice of Guaranteed Delivery
    Name of Institution which Guaranteed
    If Guaranteed Delivery is to be made By Book-Entry Transfer:
    Name of Tendering Institution
    DTC Account Number
    Transaction Code Number
  / / CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD BONDS ARE TO BE RETURNED BY CREDITING THE DTC
      ACCOUNT NUMBER SET FORTH ABOVE.

  / / CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD BONDS FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR
      OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS
      AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
    Name:
    Address:
-----------------------------------------------------------------------------------------------------------------------------

Ladies and Gentlemen:

    The undersigned hereby tenders to PSI Energy, Inc., an Indiana corporation (the "Company"), the above described aggregate principal amount of the Company's First Mortgage Bonds, Series EEE, 6.65%, Due June 15, 2006 (the "Old Bonds") in exchange for a like aggregate principal amount of the Company's First Mortgage Bonds, Series EEE, 6.65%, Due June 15, 2006 (the "New Bonds"), upon the terms
and subject to the conditions set forth in the Prospectus dated October   , 2001
(as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer"). The Exchange Offer has been registered under the Securities Act of 1933 (the "Securities Act").

    Subject to and effective upon the acceptance for exchange of all or any portion of the Old Bonds tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Bonds as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Bonds, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Bonds to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Bonds to be issued in exchange for such Old Bonds, (ii) present Certificates for such Old Bonds for transfer, and to transfer the Old Bonds on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Bonds, all in accordance with the terms and conditions of the Exchange Offer.

    THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD BONDS TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD BONDS TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD BONDS TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

    The name(s) and address(es) of the registered holder(s) of the Old Bonds tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Bonds. The Certificate number(s) and the Old Bonds that the undersigned wishes to tender should be indicated in the appropriate boxes above.

    If any tendered Old Bonds are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Bonds than are tendered or accepted for exchange, Certificates for such unaccepted or nonexchanged Old Bonds will be returned (or, in the case of Old Bonds tendered by book-entry transfer, such Old Bonds will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

    The undersigned understands that tenders of Old Bonds pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Old Bonds" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Old Bonds, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a Participant elects to accept the Exchange Offer by transmitting an express acknowledgment in accordance with the established ATOP procedures, such Participant shall be bound by all of the terms and conditions of this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Bonds tendered hereby.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Bonds be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Bonds, that such New Bonds be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Bonds not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Bonds, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver New Bonds to the undersigned at the address shown below the undersigned's signature.

    BY TENDERING OLD BONDS AND EXECUTING, OR OTHERWISE BECOMING BOUND BY, THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY, (II) ANY NEW BONDS TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS AND (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
ACT) OF SUCH NEW BONDS. BY TENDERING OLD BONDS PURSUANT TO THE EXCHANGE OFFER AND EXECUTING, OR OTHERWISE BECOMING BOUND BY, THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD BONDS WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD BONDS HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR
(B) SUCH OLD BONDS WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW BONDS (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

    THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF NEW BONDS RECEIVED IN EXCHANGE FOR OLD BONDS, WHERE SUCH OLD BONDS WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 90 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH NEW BONDS HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER DEALER WHO ACQUIRED OLD BONDS FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OLD BONDS AND EXECUTING, OR OTHERWISE BECOMING BOUND BY, THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW BONDS PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE NEW BONDS MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE NEW BONDS, IT SHALL EXTEND THE 90-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF NEW BONDS BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE

SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE NEW BONDS OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF NEW BONDS MAY BE RESUMED, AS THE CASE MAY BE.

    All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. This tender may only be withdrawn as provided in the Prospectus and, otherwise, is irrevocable.

--------------------------------------------------------------------------------

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

      Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Bonds hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.
  ----------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

  Date
  ----------------------------------------------------------------------------,
  2001

  Name(s)
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
                                 (PLEASE PRINT)

  Capacity:
  ----------------------------------------------------------------------------
                              (INCLUDE FULL TITLE)

  Address
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number
  --------------------------------------------------------------------

  Tax Identification or Social Security Number(s)
  ----------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

  Authorized Signature
--------------------------------------------------------------------------------

  Name
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
                                 (PLEASE PRINT)

  Date
  ----------------------------------------------------------------------------,
  2001

  Capacity or Title
  ----------------------------------------------------------------------------

  Name of Firm
  ----------------------------------------------------------------------------

  Address
  ----------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number
  --------------------------------------------------------------------
  ----------------------------------------------------------------------------

  ----------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

      To be completed ONLY if the New Bonds are to be issued in the name of someone other than the registered holder of the Old Bonds whose name(s) appear(s) above.

  Issue New Bonds to:

  Name
  -----------------------------------------
                                 (PLEASE PRINT)

   ------------------------------------------------------------

   ADDRESS
   ----------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   ------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

      To be completed ONLY if New Bonds are to be sent to someone other than the registered holder of the Old Bonds whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

  Mail New Bonds To:

  Name
  -----------------------------------------
                                 (PLEASE PRINT)

   ------------------------------------------------------------

   ADDRESS
   ----------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   ------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

------------------------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed if Certificates are to be forwarded herewith. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" in the Prospectus and in accordance with ATOP established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP. Certificates, or timely confirmation of a book-entry transfer of Old Bonds into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), if required, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date. Old Bonds may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000.

    Holders who wish to tender their Old Bonds and (i) whose Old Bonds are not immediately available or (ii) who cannot deliver their Old Bonds, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Bonds by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below);
(ii) this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, and a Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Bonds, in proper form for transfer, together with this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, telex, facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Bonds to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD BONDS AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY BY BOOK-ENTRY TRANSFER AND ANY ACCEPTANCE OR AGENT'S MESSAGE DELIVERED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER, AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL OR OLD BONDS SHOULD BE SENT TO THE COMPANY.

    The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), or any Agent's Message in lieu thereof, waives any right to receive any notice of the acceptance of such tender.

    2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

        (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of Old Bonds) of the Old Bonds tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

        (ii) such Old Bonds are tendered for the account of a firm that is an Eligible Institution.

    In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

    3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Bonds" is inadequate, the Certificate number(s) and/or the principal amount of Old Bonds and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

    4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Bonds will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Old Bonds evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Bonds which are to be tendered in the box entitled "Principal Amount of Old Notes Tendered (if less than all)." In such case, new Certificate(s) for the remainder of the Old Bonds that were evidenced by your old Certificate(s) will only be sent to the holder of the Old Bond, promptly after the Expiration Date. All Old Bonds represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    Except as otherwise provided herein, tenders of Old Bonds may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Bonds to be withdrawn, identify the Old Bonds to be withdrawn (including the principal amount of such Old Bonds) and (where Certificates for Old Bonds have been transmitted) specify the name in which such Old Bonds are registered, if different from that of the withdrawing holder. If Certificates for the Old Bonds have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such Certificates, the withdrawing holder must submit the serial numbers of the particular certificates for the Old Bonds to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, unless such holder is an Eligible Institution. If Old Bonds have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Bonds and otherwise comply with the procedures of such facility. Old Bonds properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any time on or prior to the Expiration Date by following one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Bonds."

    All questions as to the validity, form and eligibility (including time of receipt) of any withdrawal notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Bonds which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Bonds tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry procedures described in the Prospectus under "The Exchange Offer--Book-Entry Transfer," will be credited to an account maintained with DTC for the Old Bonds) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Bonds tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in a book-entry transfer facility, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Bonds.

    If any of the Old Bonds tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered Old Bonds are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

    If this Letter of Transmittal or any Certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of such persons' authority to so act must be submitted.

    When this Letter of Transmittal is signed by the registered holder(s) of the Old Bonds listed and transmitted hereby, no endorsement(s) of Certificate(s) or written instrument or instruments of transfer or exchange are required unless New Bonds are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

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    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Bonds listed, the Certificates must be endorsed or accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion and executed by the registered holder(s), in either case signed exactly as the name or names of the registered holder(s) appear(s) on the Certificates. Signatures on such Certificates or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

    6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Bonds are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Bonds are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Bonds not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

    7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Bonds, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Old Bonds not properly tendered or to not accept any particular Old Bonds if that acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Bonds either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Bonds in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Old Bonds either before or after the Expiration Date (including this Letter of Transmittal) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Bonds for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Bonds for exchange, nor shall any of them incur any liability for failure to give such notification.

    8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

    9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Bonds have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

    10. SECURITY TRANSFER TAXES. Holders who tender their Old Bonds for exchange will not be obligated to pay any transfer taxes in connection therewith, except that holders who instruct the Company to register New Bonds in the name of or request that Old Bonds not tendered or not accepted in the Exchange Offer to be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF),
         OR AN AGENT'S MESSAGE IN LIEU THEREOF, AND ALL OTHER REQUIRED
                DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT
                      ON OR PRIOR TO THE EXPIRATION DATE.

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